UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): August 18, 2010
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On August 18, 2010, Chico’s FAS, Inc. (the “Company”) issued a press release announcing its second quarter and six-month earnings for the period ending July 31, 2010. A copy of the release issued on August 18, 2010 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.	Other Events
     On August 18, 2010, the Company also announced that its Board of Directors had recently approved the repurchase of up to $200 million of the Company’s outstanding common stock.

Item 9.01.	Financial Statements and Exhibits
     (d)Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated August 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: August 18, 2010	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President —
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated August 18, 2010